Contingencies	6 Months Ended
Jun. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
Contingencies

NOTE 11 — CONTINGENCIES

Insurance Reserves

Holdings purchases insurance policies for workers’ compensation, automobile and product and general liability. These policies include high deductibles for which Holdings is responsible. These deductibles are estimated and recorded as expenses in the period incurred. Estimates of these expenses are updated each quarter and are adjusted accordingly. These estimates are subject to substantial uncertainty because of several factors that are difficult to predict, including actual claims experience, regulatory changes, litigation trends and changes in inflation. Estimated unpaid losses for which Holdings is responsible are included in the interim unaudited condensed consolidated balance sheets in accrued expenses and other current liabilities. Holdings’ self-insured insurance reserves, including group medical insurance reserves, were $6.4 million and $6.3 million as of June 30, 2015 and December 31, 2014, respectively.

Environmental

Holdings is subject to a variety of federal, state, local and foreign environmental, health and safety laws and regulations, including those governing the discharge of pollutants into the air or water, the management and disposal of hazardous substances or wastes, and the cleanup of contaminated sites. UCI International or its predecessors have been identified as a potentially responsible party, or is otherwise currently responsible, for contamination at three sites. Because all the investigation and analysis has not yet been completed and due to inherent uncertainty in such environmental matters, it is possible that the ultimate outcome of these matters could have a material adverse effect on the results of operations for a single quarter.

As of June 30, 2015, environmental liability accruals of $0.4 million and $0.8 million are recorded in accrued expenses and other current liabilities and other long-term liabilities, respectively, in the interim unaudited condensed consolidated balance sheets. At December 31, 2014, environmental liability accruals of $0.4 million and $0.6 million are recorded in accrued expenses and other current liabilities and other long-term liabilities, respectively, in the audited condensed consolidated balance sheets.

Product Recall

In January 2014, Holdings was notified by one of its customers that the customer was recalling certain defective parts manufactured by one of Holdings’ U.S. subsidiaries. On October 30, 2014, Holdings reached an agreement with the customer for settlement and full release of claims associated with this recall. The settlement amount of $0.6 million was paid on January 30, 2015.

Other Litigation

Holdings is subject to various other contingencies, including routine legal proceedings and claims arising out of the normal course of business. These proceedings primarily involve commercial claims, product liability claims, personal injury claims and workers’ compensation claims. The outcome of these lawsuits, legal proceedings and claims cannot be predicted with certainty. Nevertheless, Holdings believes that the outcome of any of these currently existing proceedings, even if determined adversely, would not have a material adverse effect on its financial condition or results of operations.